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                       SALOMON BROTHERS SERIES FUNDS INC

                       Salomon Brothers Asia Growth Fund

                             Prospectus Supplement

                               January 24, 2003

   The Board of Directors of Salomon Brothers Series Funds Inc (the "Company") has deemed that in its judgment it is advisable and in the best interests of the Salomon Brothers Asia Growth Fund (the "Fund") and its stockholders to terminate and wind up the Fund as soon as reasonably practical. Accordingly, the Board has voted to close the Fund to new purchases effective as of the close of business on January 23, 2003. In addition, in preparation for the termination of the Fund, the Board has voted to liquidate the assets of the Fund. The conversion of the Fund's assets into liquid assets will affect the Fund's ability to pursue its investment objective.

   The Prospectus is amended to remove information relating to the sale of Fund shares. Of course, you may still redeem shares of the Fund at any time.

   You are eligible to purchase Class A shares of any Salomon Brothers open-end mutual fund made available by your account representative, without the imposition of a sales charge, with the proceeds from any redemption of the Fund's shares. This option will be available at any time prior to the termination of the Fund. Any deferred sales charge that would otherwise be payable due to the redemption of any shares of the Fund will be waived. You should call the Fund about this option at 1-800-446-1013. Stockholders choosing not to purchase shares of a Salomon Brothers Fund prior to the termination of the Fund will receive a liquidation distribution within seven days after the Fund terminates and winds up its business.

FD 02685